NORTHEAST UTILITIES AND SUBSIDIARIES		Exhibit 99.2

CONSOLIDATED BALANCE SHEETS

At December 31,	2005	2004
	(Thousands of Dollars)
ASSETS

Current Assets:
Cash and cash equivalents	$ 45,782	$ 46,989
Special deposits	103,789	82,584
Investments in securitizable assets	252,801	139,391
Receivables, less provision for uncollectible accounts
of $24,444 in 2005 and $25,325 in 2004	901,516	771,257
Unbilled revenues	175,853	144,438
Taxes receivable	-	61,420
Fuel, materials and supplies	206,557	185,180
Marketable securities	56,012	52,498
Derivative assets - current	403,507	81,567
Prepayments and other	129,242	154,395
Assets held for sale	101,784	-
	2,376,843	1,719,719

Property, Plant and Equipment:
Electric utility	6,378,838	5,918,539
Gas utility	825,872	786,545
Competitive energy	908,776	918,183
Other	254,659	241,190
	8,368,145	7,864,457
Less: Accumulated depreciation	2,551,322	2,382,927
	5,816,823	5,481,530
Construction work in progress	600,407	382,631
	6,417,230	5,864,161

Deferred Debits and Other Assets:
Regulatory assets	2,483,851	2,746,219
Goodwill	287,591	319,986
Prepaid pension	298,545	352,750
Marketable securities	56,527	51,924
Derivative assets - long-term	425,049	198,769
Other	223,439	384,868
	3,775,002	4,054,516

Total Assets	$ 12,569,075	$ 11,638,396

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

At December 31,	2005	2004
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 32,000	$ 180,000
Long-term debt - current portion	22,673	90,759
Accounts payable	972,368	825,247
Accrued taxes	95,210	-
Accrued interest	47,742	49,449
Derivative liabilities - current	402,530	130,275
Counterparty deposits	28,944	57,650
Other	272,252	212,239
Liabilities of assets held for sale	101,511	-
	1,975,230	1,545,619

Rate Reduction Bonds	1,350,502	1,546,490

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,306,340	1,434,403
Accumulated deferred investment tax credits	95,444	99,124
Deferred contractual obligations	358,174	413,056
Regulatory liabilities	1,273,501	1,070,187
Derivative liabilities - long-term	272,995	58,737
Other	364,157	267,895
	3,670,611	3,343,402
Capitalization:
Long-Term Debt	3,027,288	2,789,974

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized 225,000,000
shares; 174,897,704 shares issued and 153,225,892
shares outstanding in 2005 and 151,230,981 shares
issued and 129,034,442 shares outstanding in 2004	874,489	756,155
Capital surplus, paid in	1,437,561	1,116,106
Deferred contribution plan - employee stock
ownership plan	(46,884)	(60,547)
Retained earnings	504,301	845,343
Accumulated other comprehensive income/(loss)	19,987	(1,220)

	(360,210)	(359,126)
	2,429,244	2,296,711
Total Capitalization	5,572,732	5,202,885

Total Liabilities and Capitalization	$ 12,569,075	$ 11,638,396

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF (LOSS)/INCOME

For the Years Ended December 31,	2005	2004	2003
	(Thousands of Dollars, except share information)

Operating Revenues	$ 7,397,390	$ 6,542,120	$ 5,943,514

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	4,933,080	4,231,192	3,735,154
Other	1,061,159	951,877	848,163
Wholesale contract market changes, net	440,946	-	-
Restructuring and impairment charges	44,143	-	-
Maintenance	200,263	188,092	174,594
Depreciation	234,652	224,132	203,469
Amortization	202,949	138,271	191,805
Amortization of rate reduction bonds	176,356	164,915	153,172
Taxes other than income taxes	257,707	241,424	231,062
Total operating expenses	7,551,255	6,139,903	5,537,419
Operating (Loss)/Income	(153,865)	402,217	406,095

Interest Expense:
Interest on long-term debt	163,012	139,988	121,887
Interest on rate reduction bonds	87,439	98,899	108,359
Other interest	19,350	8,610	10,333
Interest expense, net	269,801	247,497	240,579
Other Income, Net	37,237	14,562	4,105
(Loss)/Income from Continuing Operations Before
Income Tax (Benefit)/Expense	(386,429)	169,282	169,621
Income Tax (Benefit)/Expense	(162,765)	50,728	47,628
(Loss)/Income from Continuing Operations Before
Preferred Dividends of Subsidiary	(223,664)	118,554	121,993
Preferred Dividends of Subsidiary	5,559	5,559	5,559
(Loss)/Income from Continuing Operations	(229,223)	112,995	116,434
Discontinued Operations:
(Loss)/Income from Discontinued Operations Before Income Taxes	(38,057)	4,621	7,822
Losses from Dispositions	(1,123)	-	-
Income Tax (Benefit)/Expense	(15,920)	1,028	3,104
(Loss)/Income from Discontinued Operations	(23,260)	3,593	4,718
(Loss)/Income Before Cumulative Effects of Accounting Changes, Net of Tax Benefits	(252,483)	116,588	121,152
Cumulative effects of accounting changes,
net of tax benefits of $689 in 2005 and $2,553 in 2003	(1,005)	-	(4,741)
Net (Loss)/Income	$ (253,488)	$ 116,588	$ 116,411

Basic and Fully Diluted (Loss)/Earnings Per Common Share:
(Loss)/Income from Continuing Operations	$ (1.74)	$ 0.88	$ 0.91
(Loss)/Income from Discontinued Operations	(0.18)	0.03	0.04
Cumulative Effects of Accounting Changes,
Net of Tax Benefits	(0.01)	-	(0.04)
Basic and Fully Diluted (Loss)/Earnings Per Common Share	$ (1.93)	$ 0.91	$ 0.91
Basic Common Shares Outstanding (weighted average)	131,638,953	128,245,860	127,114,743
Fully Diluted Common Shares Outstanding (weighted average)	131,638,953	128,396,076	127,240,724

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF (LOSS)/INCOME

For the Three Months Ended December 31,	2005	2004
	(Thousands of Dollars, except share information)

Operating Revenues	$ 1,877,834	$ 1,633,282

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	1,235,090	1,034,350
Other	271,357	256,871
Wholesale contract market changes, net	81,262	-
Restructuring and impairment charges	15,682	-
Maintenance	47,206	50,279
Depreciation	59,673	57,344
Amortization	75,928	38,214
Amortization of rate reduction bonds	43,327	40,336
Taxes other than income taxes	61,989	53,392
Total operating expenses	1,891,514	1,530,786
Operating (Loss)/Income	(13,680)	102,496

Interest Expense:
Interest on long-term debt	41,893	38,211
Interest on rate reduction bonds	20,664	23,715
Other interest	4,405	1,891
Interest expense, net	66,962	63,817
Other Income, Net	18,576	2,177
(Loss)/Income from Continuing Operations Before
Income Tax (Benefit)/Expense	(62,066)	40,856
Income Tax (Benefit)/Expense	(52,733)	10,425
(Loss)/Income from Continuing Operations Before
Preferred Dividends of Subsidiary	(9,333)	30,431
Preferred Dividends of Subsidiary	1,390	1,390
(Loss)/Income from Continuing Operations	(10,723)	29,041
Discontinued Operations:
(Loss)/Income from Discontinued Operations Before Income Taxes	(3,815)	5,173
Losses from Dispositions	(1,123)	-
Income Tax (Benefit)/Expense	(3,093)	1,152
(Loss)/Income from Discontinued Operations	(1,845)	4,021
(Loss)/Income Before Cumulative Effect of Accounting Change, Net of Tax Benefit	(12,568)	33,062
Cumulative effect of accounting change, net of tax benefit of $689 in 2005	(1,005)	-
Net (Loss)/Income	$ (13,573)	$ 33,062

Basic and Fully Diluted (Loss)/Earnings Per Common Share:
(Loss)/Income from Continuing Operations	$ (0.08)	$ 0.23
(Loss)/Income from Discontinued Operations	(0.01)	0.03
Cumulative Effect of Accounting Change,
Net of Tax Benefit	(0.01)	-
Basic and Fully Diluted (Loss)/Earnings Per Common Share	$ (0.10)	$ 0.26
Basic Common Shares Outstanding (weighted average)	137,799,257	128,790,347
Fully Diluted Common Shares Outstanding (weighted average)	137,799,257	128,889,049

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended December 31,	2005	2004	2003
	(Thousands of Dollars)
Operating Activities:
Net (loss)/income	$ (253,488)	$ 116,588	$ 116,411
Adjustments to reconcile to net cash flows
provided by operating activities:
Wholesale contract market changes, net	440,946	-	-
Restructuring and impairment charges	69,239	-	-
Bad debt expense	27,528	19,062	23,229
Depreciation	235,221	224,855	204,388
Deferred income taxes and investment tax credits, net	(202,789)	111,710	(129,733)
Amortization	202,949	138,271	191,805
Amortization of rate reduction bonds	176,356	164,915	153,172
Amortization/(deferral) of recoverable energy costs	38,789	(22,751)	20,486
Loss from sale of discontinued operations	1,123	-	-
Pension expense/(income)	42,662	10,636	(16,416)
Wholesale contract buyout payments	(186,531)	-	-
Regulatory (refunds)/overrecoveries	(140,913)	(150,119)	287,974
Derivatives - changes in fair value	2,405	85,592	(12,175)
Deferred contractual obligations	(20,300)	(56,161)	(52,961)
Other sources of cash	70,021	51,213	20,002
Other uses of cash	(1,376)	(63,977)	(123,554)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	(208,519)	(103,983)	39,322
Fuel, materials and supplies	(25,930)	(31,104)	(34,223)
Investments in securitizable assets	(113,410)	27,074	12,443
Other current assets	(11,061)	(38,648)	121,249
Accounts payable	131,043	69,131	(25,352)
Counterparty deposits	(28,706)	11,154	46,496
Accrued taxes	156,630	(112,300)	(83,625)
Other current liabilities	41,009	(44,935)	(56,357)
Net cash flows provided by operating activities	442,898	406,223	702,581

Investing Activities:
Investments in property and plant:
Electric, gas and other utility plant	(752,124)	(598,398)	(552,410)
Competitive energy assets	(23,231)	(17,771)	(16,728)
Cash flows used for investments in property and plant	(775,355)	(616,169)	(569,138)
Net proceeds from sale of property	25,253	-	-
Net proceeds from sale of discontinued operations	6,203	-	-
Proceeds from sales of investment securities	137,099	106,217	34,147
Purchases of investment securities	(142,260)	(171,511)	(49,729)
Restricted cash - LMP costs	-	93,630	(93,630)
CVEC acquisition special deposit	-	-	(30,104)
Other investing activities	31,529	23,131	1,261
Net cash flows used in investing activities	(717,531)	(564,702)	(707,193)

Financing Activities:
Issuance of common shares	450,827	10,937	13,654
Repurchase of common shares	-	-	(20,537)
Issuance of long-term debt	350,355	512,762	268,368
Retirement of rate reduction bonds	(195,988)	(183,470)	(169,352)
(Decrease)/increase in short-term debt	(148,000)	75,000	49,000
Reacquisitions and retirements of long-term debt	(98,056)	(155,532)	(65,600)
Cash dividends on common shares	(87,554)	(80,177)	(73,090)
Other financing activities	1,842	(17,424)	(4,792)
Net cash flows provided by/(used in) financing activities	273,426	162,096	(2,349)
Net (decrease)/increase in cash and cash equivalents	(1,207)	3,617	(6,961)
Cash and cash equivalents - beginning of year	46,989	43,372	50,333
Cash and cash equivalents - end of year	$ 45,782	$ 46,989	$ 43,372

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.